Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GigCapital5, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SUPPLEMENT TO PROXY STATEMENT

OF

GigCapital5, Inc.

Dated September 27, 2023

The following disclosures in this proxy supplement (the “Supplement”) supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking stockholder approval of, among other things, an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter Amendment Proposal”), to give the Company the right to extend the date by which it has to consummate an initial business combination (“Business Combination”)(the “Combination Period”) and an amendment to the Company’s investment management trust agreement allowing the Company to extend the Combination Period (the “Trust Amendment Proposal”, and together with the Charter Amendment Proposal, the “Extension”). As further provided, GigCapital5, Inc. (“GigCapital5”), QT Imaging, Inc. (“QT Imaging”), and QTI Merger Sub, Inc. (“Merger Sub”) are parties to the Business Combination Agreement (the “BCA”), dated December 8, 2023. The purpose of the following supplemental disclosures is to provide information about certain non-redemption agreements (the “Non-Redemption Agreements”) that have been entered into in connection with the Company’s upcoming special meeting of its stockholders scheduled for September 28, 2023 (the “September 2023 Meeting”). Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

DESCRIPTION OF NON-REDEMPTION AGREEMENTS

Non-Redemption Agreements

On September 26, 2023, GigCapital5, Inc. (“GigCapital5”) and QT Imaging, Inc. (“QT Imaging”) entered into separate agreements (each, a “Non-Redemption Agreement”, and together, the “Non-Redemption Agreements”) with certain of the public stockholders of GigCapital5 (each, individually, a “Public Stockholder”, and together, the “Public Stockholders”) eligible to redeem their respective shares of common stock of GigCapital5 (“GigCapital5 Common Stock”) at the upcoming special meeting of stockholders of GigCapital5 scheduled for September 28, 2023 (the “September 2023 Meeting”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Non-Redemption Agreements. Any reference herein to the “Non-Redemption Agreement” is to be treated as a reference to each Public Stockholder’s separate agreement and should be construed accordingly and any action taken by a Public Stockholder should be construed as an action under its own respective agreement.

As previously filed with the U.S. Securities and Exchange Commission (the “SEC”) in a Current Report on Form 8-K on September 21, 2023, GigCapital5, QT Imaging, and the John C. Klock, Jr. and Cynthia L. Klock Trust Dated 7/27/07, entered into a Settlement Agreement (the “Settlement Agreement”), pursuant to which, amongst other things, the parties agreed to work together to ensure that GigCapital5 will continue its listing on the Nasdaq Stock Market after the September 2023 Meeting at which the stockholders will vote on a proposed extension of the combination period (the “Extension”) for consummating an initial Business Combination. Furthermore, as disclosed by GigCapital5 in a Current Report on Form 8-K filed with the SEC on September 22, 2023, GigCapital5 and QT Imaging intended to enter agreements with certain stockholders of GigCapital5 with respect to non-redemption of shares of GigCapital5 in furtherance of the agreement in the Settlement Agreement described in the preceding sentence. The Non-Redemption Agreements are these agreements.

One of the Public Stockholders with which GigCapital5 and QT Imaging have entered into a Non-Redemption Agreement, Meteora Capital Partners, LP has an economic interest in the sponsor of GigCapital5, GigAcquisitions5, LLC.

Pursuant to the Non-Redemption Agreements, the Public Stockholders have agreed not to request redemption in connection with the Extension or to reverse any previously submitted redemption demand in connection with the Extension with respect to the aggregate number of 2,042,903 shares of GigCapital5 Common Stock (the “Non-Redeemed GigCapital5 Shares”), provided that no Public Stockholder is required to hold a number of shares of GigCapital5 Common Stock representing in excess of 9.9% of the total number of shares of GigCapital5 Common Stock outstanding immediately following the September 2023 Meeting. The Non-Redeemed GigCapital5 Shares held by the Public Stockholders will not be subject to any other transfer restrictions than those described in the Non-Redemption Agreements. The Public Stockholders will have no obligation to hold such Non-Redeemed GigCapital5 Shares beyond the date of the September 2023 Meeting.

In consideration of the foregoing, QT Imaging has agreed to issue to the Public Stockholders (the “Share Issuance”), immediately prior to and substantially concurrently with, the closing of the proposed Business Combination (the “Closing”), that number of shares of common stock of QT Imaging (the “QTI Shares”) equal to the result of: (i)(A) the number of Non-Redeemed GigCapital5 Shares of such Public Stockholder multiplied by (B) 0.15, divided by (ii) the Exchange Ratio (as defined in the BCA), such that at the Closing, the Public Stockholder will receive that consideration provided for in the BCA that a holder of QTI Shares is entitled to receive pursuant to the BCA, including that number of shares of GigCapital5 Common Stock equal to (A) the number of Non-Redeemed GigCapital5 Shares of such Public Stockholder multiplied by (B) 0.15 (the “Merger Consideration GigCapital5 Shares”). The QTI Shares will be issued directly to the Public Stockholder in book-entry form on the books and records of QTI Imaging, and the Merger Consideration GigCapital5 Shares into which the QTI Shares convert at the Closing will be issued directly to the Public Stockholder in book-entry form on the books and records of the Company’s transfer agent in accordance with the terms of the BCA.

The Public Stockholders shall not be required to forfeit, transfer or refrain from transferring any Merger Consideration GigCapital5 Shares. QT Imaging and GigCapital5 have agreed that any QTI Shares received by the Public Stockholders in the Share Issuance, or Merger Consideration GigCapital5 Shares into which such QTI Shares shall convert at the Closing, will not be changed as a result of or subject to any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by QT Imaging with respect to its other QTI Shares or by GigCapital5 with respect to its other shares of GigCapital5 Common Stock.

In the event that QT Imaging or GigCapital5 enters one or more other non-redemption agreements in connection with the Extension (“Other Agreements”), QT Imaging and GigCapital5 have agreed that the terms of such Other Agreements will not be materially more favorable to such other investors than the terms of the Non-Redemption Agreements are in respect of the Public Stockholders. In the event that another third party is afforded any such more favorable terms than the Public Stockholder, QT Imaging and GigCapital5 have agreed to promptly inform the Public Stockholders of such more favorable terms in writing, and the Public Stockholders will then have the right to elect to have such more favorable terms included in each Public Stockholder’s respective Non-Redemption Agreement.

A copy of the form of Non-Redemption Agreement is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by GigCapital5 on the date hereof, and the foregoing description of the Non-Redemption Agreements is qualified in its entirety by reference thereto.

DESCRIPTION OF SETTLEMENT AGREEMENT

Settlement Agreement

As previously disclosed in a Current Report on Form 8-K filed with the SEC on September 7, 2023, GigCapital5 filed a lawsuit (the “QTI Lawsuit”) in the Court of Chancery of the State of Delaware against QT Imaging and QT Imaging’s primary stockholder, alleging breach of contract and breach of the covenant of good faith and fair dealing on the part of QT Imaging and its major stockholder.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on September 21, 2023, pursuant to the Settlement Agreement, the parties agreed, amongst other things: (i) that GigCapital5, Merger Sub, and QT Imaging would concurrently enter into a Second Amendment to the BCA, (ii) that the Bylaws of QTI Holdings (as defined below) would be adopted by GigCapital5 to be in effect at the Closing, (iii) that the parties would work together to ensure that GigCapital5 will continue its listing on an Exchange after the September 2023 Meeting, and (iv) that GigCapital5 would file a Notice of Voluntary Dismissal Without Prejudice with the Court of Chancery of the Statement of Delaware to voluntarily dismiss the QTI Lawsuit without prejudice.

A copy of the Settlement Agreement was filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC by GigCapital5 on September 21, 2023, and the foregoing description of the Settlement Agreement is qualified in its entirety by reference thereto.

IMPORTANT NOTICES

About GigCapital5

GigCapital5 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital5’s efforts to identify a target business may span many industries, the focus of GigCapital5’s search is for prospects within the technology, media and telecommunications, aerospace and defense, advanced medical equipment, intelligent automation and sustainable industries. GigCapital5 was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On December 8, 2022, GigCapital5 entered into the BCA with Merger Sub and QT Imaging, pursuant to the terms of which, Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of GigCapital5, which will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings”).

Additional Information and Where to Find It

In connection with the proposed Business Combination, GigCapital5 filed with the SEC a registration statement on Form S-4 (together with all amendment to such registration statement, the “Registration Statement”), which includes a preliminary proxy statement/prospectus (the “BCA Proxy Statement”) to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GigCapital will mail a definitive BCA Proxy Statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the BCA Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this Current Report. In addition, GigCapital5 filed the Definitive Proxy Statement prior to the Special Meeting seeking to extend the business combination period to December 31, 2023. The BCA Proxy Statement, Registration Statement, the Extension Proxy Statement, and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the extension of the business combination period until December 31, 2023 and approval of the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on June 15, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the extension of the business combination period is set forth in the Extension Proxy Statement and approval of the proposed Business Combination is set forth in the BCA Proxy Statement for the proposed Business Combination. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, is set forth in the Extension Proxy Statement relating to the extension of the business combination period. GigCapital5 stockholders, potential investors and other interested persons should read the Extension Proxy Statement and the BCA Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements:

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance, the completion of the financing with Yorkville or the ability to raise any other financing in connection with the Business Combination, and the GigCapital5 ability to maintain its listing on any stock exchange following the September 2023 Meeting. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the BCA; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the BCA Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of GigCapital5 on the Nasdaq Stock Exchange or any other Exchange following the September 2023 Meeting or the listing of QTI Holdings’ common stock on the Nasdaq Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; (17) the inability to close on the Yorkville SEPA or obtain any other financing to support the closing of the Business Combination and cover operating needs of QTI Holdings, and (18) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.